                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Security Exchange Act of 1934

Filed by the Registrant   [x]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            SUCCESS BANCSHARES, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
       5)   Total fee paid:

            --------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            --------------------------------------------------------------------
       2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
       3)   Filing Party:

            --------------------------------------------------------------------
       4)   Date Filed:

            --------------------------------------------------------------------

                         SUCCESS BANCSHARES, INC. [LOGO]
                               One Marriott Drive
                          Lincolnshire, Illinois 60069

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     To Be Held on Wednesday, May 26, 1999

To the Stockholders of Success Bancshares, Inc.

     The Annual Meeting of Stockholders of Success Bancshares, Inc. (the "Company") will be held on Wednesday, May 26, 1999 at 2:30 p.m., local time, at the Marriott Lincolnshire Resort, Ten Marriott Drive, Lincolnshire, Illinois 60069, for the following purposes, as more fully described in the accompanying Proxy Statement.

     1. To elect three directors to serve for a three-year term as Class II Directors or until their successors are elected and qualified;

     2.   To approve the Success Bancshares, Inc. 1998 Employee Stock Purchase
          Plan;

     3.   To approve the Success Bancshares, Inc. 1999 Stock Option Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 16, 1999, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting and any adjournment thereof, also as more fully described in the Proxy Statement.

                                             For the Board of Directors,

                                             /s/ George M. Ohlhausen

                                             George M. Ohlhausen
                                             Chairman of the Board

April 23, 1999

All stockholders are cordially invited to attend the meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it in the envelope provided. Proxies may be revoked at any time prior to the meeting or by attending the meeting and voting in person.

                         SUCCESS BANCSHARES, INC. [LOGO]
                               One Marriott Drive
                          Lincolnshire, Illinois 60069

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Success Bancshares, Inc., a Delaware corporation (the "Company"), and any adjournment thereof (the "Meeting"), for the purposes stated in the attached Notice of Annual Meeting of Stockholders. The Meeting is to be held on Wednesday, May 26, 1999, at 2:30 p.m., local time, at the Marriott Lincolnshire Resort, Ten Marriott Drive, Lincolnshire, Illinois 60069. The Company anticipates mailing this Proxy Statement and the enclosed proxy to stockholders on or about April 23, 1999.

                              GENERAL INFORMATION

Solicitation of Proxies

     A form of proxy for use at the Meeting is being furnished herewith by the Company to each stockholder and is solicited on behalf of the Board of Directors of the Company. The Board of Directors has fixed April 16, 1999 as the record date (the "Record Date") for the Meeting. Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, an aggregate of 2,959,236 shares of the Company's common stock, par value $0.001 per share ("Common Stock"), were outstanding, each of which entitles the holder thereof to one vote on all matters to be considered at the meeting.

     The shares represented by proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted "FOR" the election of all nominee directors specified herein and "FOR" the other proposals described in this Proxy Statement. As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy (each of whom was selected by the Board of Directors) will take such action as they, in their discretion, may deem advisable.

     Representation at the Meeting, in person or by proxy, by the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Record Date will constitute a quorum. Votes for and against, abstentions by shareholders who are present at the Meeting in person or by proxy and shares held of record by a broker or nominee who has not received instructions from his, her or its customer and lacks voting authority ("Broker Non-Votes"), will each be counted as present for purposes of determining the presence of a quorum. The affirmative vote of the holders of a plurality of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote will be required to act on the election of the three Class II Directors. Accordingly, abstentions and Broker Non-Votes will not have any effect on the outcome of such election. The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote will be required to act on the approval of the Success Bancshares, Inc. 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and the Success Bancshares, Inc. 1999 Stock Option Plan (the "1999 Stock Option Plan").

Accordingly, abstentions have the effect of negative votes on such matters while Broker Non-Votes do not affect the outcome.

     The cost of soliciting proxies will be borne by the Company. Solicitation will be made by mail, and may also be made personally or by telephone or facsimile by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. The Company will reimburse brokerage houses and other nominees and fiduciaries for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Stock.

Revocability of Proxies

     Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by: (i) a later dated, duly executed and delivered proxy; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person.
Attendance by a stockholder at the Meeting does not alone serve to revoke his, her or its proxy.

Annual Report

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998, which contains audited financial statements, accompanies this Proxy Statement.

Security Ownership of Principal Holders and Management

     The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of April 19, 1999 by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (ii) each executive officer named in the Summary Compensation Table below, (iii) each director and (iv) all the directors and executive officers of the Company as a group.

                  Name and Address of                  Number of Shares        Percent
                  Beneficial Owner(1)                 Beneficially Owned       of Class
                  -------------------                 -------------------      --------

Wilbur G. Meinen....................................        8,000(2)               *
Saul D. Binder......................................      194,447(3)             6.3%
Christa N. Calabrese................................          800                  *
Charles G. Freund...................................       49,912(4)             1.7%
Avrom H. Goldfeder..................................        1,000                  *
Sherwin Koopmans....................................        1,000(5)               *
George M. Ohlhausen.................................      248,886(6)             8.4%
Norman D. Rich......................................       18,699(7)               *
Glen Wherfel........................................       12,294(8)               *
Naschon Draiman(9)..................................      155,674(10)            5.3%
Jeffrey L. Gendell(11) .............................      202,800(12)            6.9%
All directors and executive officers as a group
   (11 persons) ....................................      346,321(13)           11.3%

----------
  *   Less than 1%

(1) The address of each person listed above, unless noted otherwise in the footnotes, is c/o Success Bancshares, Inc., One Marriott Drive, Lincolnshire, Illinois 60069.

(2) Represents restricted stock with respect to which Mr. Meinen has full voting power but which becomes transferable by Mr. Meinen in increments of 2,667 shares on each of December 31, 1999 and 2000, and 2,666 shares on December 31, 2001, in the event that Mr. Meinen is a full-time employee of the Company on each such date.

(3) Includes 113,390 shares subject to options exercisable within 60 days of April 19, 1999. As a result of Mr. Binder's death in July 1998, the Company is unable to confirm the number of shares beneficially owned by Mr. Binder's estate. The number of shares listed represents those shares reported as owned by Mr. Binder prior to his death.

(4) Includes 22,924 shares held in trust with respect to which Mr. Freund has sole voting and dispositive power.

(5)   Mr. Koopmans shares voting and
      investment power over such shares with his spouse.

(6) Includes 108,485 shares held in trust with respect to which Mr. Ohlhausen has sole voting and dispositive power, 44,387 shares held in an individual retirement account with respect to which Mr. Ohlhausen has sole voting and dispositive power and 68,000 shares held in trust with respect to which Mr. Ohlhausen shares voting and dispositive power with his spouse.

(7) Includes 3,896 shares held in trust with respect to which Mr. Rich's spouse has voting and dispositive power, and 2,210 shares beneficially owned by Mr. Rich's spouse.

(8) Includes 5,100 shares beneficially owned by Mr. Wherfel's spouse and 5,494 shares held by a pension plan with respect to which Mr. Wherfel has sole voting and dispositive power.

(9)   Mr. Draiman's address is 6134 North St. Louis Avenue, Chicago, Illinois
      60659.

(10) Includes 73,193 shares as to which Mr. Draiman shares beneficial ownership with his spouse.

(11)  Mr. Gendell's address is 200 Park Avenue, Suite
      3900, New York, New York 10166.

(12) Includes 155,300 shares with respect to which Mr. Gendell shares voting and dispositive power with Tontine Financial Partners ("TFP"), 55,300 shares with respect to which Mr. Gendell shares voting and dispositive power with Tontine Management, L.L.C. ("TM") and 47,500 shares with respect to which Mr. Gendell shares voting and dispositive power with Tontine Overseas Associates, L.C. ("TOA"). Mr. Gendell and each of such entities are a "group," as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(13) Includes 1,700 shares subject to options exercisable within 60 days of April 19, 1999.


Section 16(a) Beneficial Ownership Reporting Compliance

     The Company became a public company in October 1997, subjecting its directors, executive officers and 10% beneficial owners to the reporting requirements under Section 16(a) of the Exchange Act. Under such Act, initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company are required to be filed with the Securities and Exchange Commission (the "SEC").

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company, the Form 3 reporting the status of Wilbur G. Meinen as an executive officer of the Company, and a Form 4 reporting Common Stock issued by the Company to Mr. Meinen, were filed late with the SEC in fiscal year 1998. Each such report was late with regard to one transaction. In addition, the Form 3 reporting the status of Marlene Sachs as an executive officer of the Company was filed late with the SEC in fiscal year 1998.

                                       I

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-Laws of the Company currently provide that the Board of Directors shall consist of at least five and not more than 11 directors divided into three classes of directors who are elected to hold office for staggered three-year terms so that the term of office of one class expires at each annual meeting of stockholders. The classes of directors as of the date of this Proxy Statement are: Class I Directors, consisting of two persons, who will hold office until the annual meeting of stockholders to be held in 2001; Class II Directors, consisting of three persons, who will hold office until the Meeting; and Class III Directors, consisting of two persons, who will hold office until the annual meeting of stockholders to be held in 2000. The terms of the Class II Directors expire this year. Therefore, the Board of Directors has nominated three persons, who have consented to being named in this Proxy

Statement and to serving if elected, for election as Class II Directors to serve for a three-year term until the annual meeting of stockholders to be held in 2002 and until their respective successors have been duly elected and qualified. All three director nominees are currently members of the Company's Board of Directors.

     Proxies will be voted FOR the election of the three nominees listed below, unless authority to do so is withheld as to an individual nominee or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), proxies will be voted for another candidate or candidates nominated by the Board of Directors, and discretionary authority to cast such votes is included in the proxy. The nominees receiving the highest number of votes at the Meeting, in person or by proxy, of shares of Common Stock, up to the number of directors to be elected, shall be elected.

                             Nominees for Director

Class II Directors - Terms Expiring in 1999

     The Board of Directors has nominated for election as a director at the Meeting each of the following individuals:

     Wilbur G. Meinen, age 49, has been a director of the Company since 1998 and has also been the President and Chief Executive Officer of the Company and the Bank since 1998. Prior to joining the Company, Mr. Meinen served in various capacities at Bank One Corporation since 1989. As Executive Vice President - Credit Products Manager, his most recent position at Bank One, Mr. Meinen was responsible for the credit functions for the middle market and private banking lines of business in the Chicago market. His approval was required for all commercial loans originated in the Chicago market, and he also managed a staff which provided portfolio management, loan documentation and closing and asset management services.

     Avrom H. Goldfeder, age 39, has been a director of the Company since 1997. Mr. Goldfeder has been a member-trader of the Chicago Board of Trade (CBOT) since 1986. He is a member of the CBOT Business Conduct Committee and is Vice Chairman of the CBOT Educational Research Foundation. Mr. Goldfeder was a founding partner of the Financial Futures Interest Rate Group before joining ING Barings Futures and Options Clearing Services in October 1990 as Senior Vice President and Co-Head of Institutional Sales and Marketing. Mr. Goldfeder is also a member of the Executive Committee of ING Barings.

     Sherwin Koopmans, age 57, has been a director of the Company since 1997. Mr. Koopmans also served as Chairman of the Executive Committee of the Board of Directors of the Company and the Bank from August 1998 to December 1998. Prior to his retirement in January 1996, Mr. Koopmans was the Associate Director of the Division of Depository and Asset Services for the Federal Deposit Insurance Corporation (FDIC) from July 1994 to December 1995. Prior to working for the FDIC, Mr. Koopmans was the Regional Director and then the Vice President for the Resolution Trust Corporation from December 1991 to July 1994.

     The Company's Board of Directors unanimously recommends voting "FOR" the election of the three nominees named above as directors of the Company.

                         Directors Continuing In Office

Class I Directors - Terms Expiring in 2001

     Charles G. Freund, age 75, has been a director of the Company since 1989. Mr. Freund also has been a director of Success National Bank, a wholly owned subsidiary of the Company (the "Bank"), since 1978 and was Chairman of the Board of Directors of the Bank from 1979 and 1987 and from August 1989 to September 1991. In addition, he has been the Chairman of the Board Emeritus of the Bank since September 1991. Prior to his retirement in 1986, Mr. Freund was Vice President, Secretary and Treasurer of Mid-Con Corp., a natural gas transmission company. He currently serves as a director of Lincoln National Income Fund, Lincoln National Convertible Securities Fund, Inc. and the Mathers Fund.

     Glen Wherfel, age 49, has been a director of the Company since 1998. Mr. Wherfel has been a director of the Bank since 1992. He is also a principal at the accounting firm of Wherfel & Associates, and has served in such position since 1994. Mr. Wherfel is a Certified Public Accountant and a director of Gemcor, Inc., a privately held corporation.

Class III Directors - Terms Expiring in 2000

     George M. Ohlhausen, age 76, has been a director of the Company since 1989 and has been Chairman of the Board of Directors of the Company since September 1991. Mr. Ohlhausen also has been a director of the Bank since 1982. Since 1951, Mr. Ohlhausen has been President of George M. Ohlhausen, Inc., which represents a variety of jewelry manufacturers.

     Norman D. Rich, age 64, has been a director of the Company since 1991. Mr. Rich also has been a director of the Bank since 1991. He is a principal of the accounting and consulting firm of Veatch, Rich & Nadler, Chtd., and has been during the last five years. Mr. Rich is a Certified Public Accountant.

Meetings of the Board; Committees

     The Board of Directors met 11 times during fiscal year 1998. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board on which they served during fiscal year 1998. The Board has two established committees, the Audit Committee, comprised of Messrs. Rich (as chairman), Freund, Koopmans, Meinen, Ohlhausen and Wherfel, and the Compensation Committee, comprised of Messrs. Freund (as chairman), Goldfeder and Koopmans.

     The Audit Committee, which met 12 times during fiscal year 1998, recommends to the Board of Directors the engagement of the Company's independent certified public accountants, reviews with such accountants the plan and results of their audit of the Company's financial statements and determines the independence of such accountants. The Compensation Committee, which met seven times during fiscal year 1998, makes recommendations to the Board of Directors with respect to compensation of officers and key employees, including the grant of options under the Success Bancshares, Inc. 1995 Stock Option Plan (the "1995 Stock Option Plan") and the 1999 Stock Option Plan.

     The Board of Directors elects a Nominating Committee each year prior to the election of directors. The Nominating Committee will consider director nominees recommended by any stockholder who has given timely written notice to the Secretary of the Company. To be timely, a stockholder's notice must be delivered not less than 70, nor more than 90, days prior to the first anniversary of the preceding year's annual meeting. Such notice must set forth, as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

Compensation of Directors

     Each member of the Company's Board of Directors, other than any member who is also an executive officer, receives a fee of $1,300 a month. Each member of the Audit Committee and the Compensation Committee also receives a fee of $300 per committee meeting attended. In addition, the Company reimburses all of its directors for all travel-related expenses incurred in connection with their activities as directors. George M. Ohlhausen receives an additional $5,000 annually for serving as Chairman of the Board of Directors of the Company, Norman D. Rich receives an additional $10,000 annually for serving as Chairman of the Audit Committee and Charles G. Freund receives an additional $5,000 annually for serving as Chairman of the Compensation Committee.

     In addition, each Director of the Company received an award of options to purchase 5,000 shares of Common Stock in fiscal year 1998. Management intends to award options to purchase 5,000 shares to each new Director of the Company, and options to purchase 3,000 shares of Common Stock each year thereafter to each continuing Director of the Company, in the future.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors determined the compensation of the Company's executive officers in 1998.

Certain Relationships and Related Transactions

     From time to time, the Bank makes loans and extends credit to certain of the Company's and/or the Bank's officers and directors and to certain companies affiliated with such persons. In the opinion of the Company, all of such loans and extensions of credit have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other third parties, and have not involved more than the normal risk of collectibility or presented other unfavorable features. At December 31, 1998, an aggregate of $1.5 million of loans and extensions of credit were outstanding to certain officers and directors of the Company and/or the Bank and to certain companies affiliated with such persons.

                               EXECUTIVE OFFICERS

     Set forth below is certain information with respect to each of the Company's and/or the Bank's executive officers who is not also a director of the Company:

     Christa N. Calabrese, age 50, has been Executive Vice President of the Bank since October 1997 and Chief Lending Officer of the Bank since 1992. She also served as Senior Vice President of the Bank from 1992 to October 1997. Prior to joining the Bank, Ms. Calabrese was an Asset Specialist with the Resolution Trust Corporation from 1990 to 1992. From 1969 through 1990, Ms. Calabrese held commercial lending positions with local community banks.

     Kurt C. Felde, age 48, has been Senior Vice President and Chief Financial Officer of the Company and the Bank since June 1998. Prior to joining the Company, Mr. Felde served as Senior Vice President and Chief Financial Officer of Regency Savings Bank beginning in 1989, where he was responsible for accounting, management information systems, operations and corporate administration.

     Ronald W. Tragasz, age 52, joined the Bank in September 1991, and is currently Senior Vice President and Cashier of the Bank and Assistant Secretary of the Company. Prior to September 1991, Mr. Tragasz was employed by the Bank of Ravenswood as Cashier and by First National Bank of Chicago as Assistant Vice President, where he was responsible for bank operating functions and various branch operations.

     Marlene Sachs, age 67, has been Secretary of the Company since its inception, and Vice President, Secretary and Assistant to the President of the Bank since 1982.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table shows certain information concerning the compensation of the three individuals who served as Chief Executive Officer (the "Named Executive Officers") of the Company during the fiscal years ended December 31, 1998, 1997 and 1996. No other executive officer of the Company or the Bank had total compensation during the fiscal year ended December 31, 1998 which exceeded $100,000.

                                                                                     Long-Term Compensation
                                              Annual Compensation                             Awards
                                             ---------------------                            ------
                                                                                   Restricted      Securities
Name and                                                                           Stock           Underlying      All Other
Principal Position                Year (1)         Salary($)       Bonus ($)       Awards(2)       Options         Compensation
-----------------                 -------          ---------       ---------       ---------       ----------      ------------
Wilbur G. Meinen
  President and Chief
  Executive Officer of the
  Company and the Bank.........    1998(3)            $7,695         $50,000(4)        8,000(5)        12,500(6)         -

Christa N. Calabrese
  Executive Vice President and
  Chief Lending Officer of the
  Bank.............                1998(7)          $120,364         $10,000            --             10,000(8)     $    3,643(9)
                                   1997               78,077             --             --                --              2,316(10)

Saul D Binder President and
 Chief Executive Officer of
 the Company and the Bank......    1998(11)         $130,286             --             --                --         $  343,531(12)
                                   1997              175,000             --             --                --             20,530(13)

----------
(1) The Company became a reporting company under the Exchange Act in October 1997. Accordingly, no information is provided for years prior to fiscal year 1997.
(2) At December 31, 1998, there were an aggregate of 8,000 shares of restricted stock outstanding with a value of $90,000, all of which were held by Mr. Meinen.
(3)   Mr. Meinen joined the Company on December 16, 1998.
(4) Such amount was paid to Mr. Meinen in January 1999 pursuant to the terms of his Employment Agreement, dated December 16, 1998, with the Bank. See "--Employment Agreements."
(5) Such shares vest in increments of 2,667 shares on each of December 31, 1999 and 2,000, and 2,666 shares on December 31, 2001. Dividends will be paid on such shares only to the extent that dividends are paid on the Common Stock.
(6) Such options vest in increments of 3,125 shares on December 16, 1999, 2000, 2001 and 2002.
(7)   Ms. Calabrese served as Acting Chief Operating Officer from July 15,
      1998, as an interim replacement for Saul D. Binder following his death, to December 16, 1998, when Mr. Meinen joined the Company.
(8) Such options vest in increments of 2,500 shares on September 23, 1999, 2000, 2001 and 2002.
(9) Includes $500 contributed by the Company for Ms. Calabrese under the Company's 401(k) Plan (the "401(k) Plan"), $2,033 allocated to Ms. Calabrese under the Company's Employee Stock Ownership Plan (the
      "ESOP"), and $1,110 in term life insurance premiums paid by the Company for the benefit of Ms. Calabrese.
(10) Includes $150 contributed by the Company for Ms. Calabrese under the 401(k) Plan, $1,056 allocated to Ms. Calabrese under the ESOP and $1,110 in term life insurance premiums paid by the Company on behalf of Ms. Calabrese.
(11)  Mr. Binder died unexpectedly on July 12, 1998.
(12) Includes $337,500 payable to Mr. Binder's estate as severance following his death pursuant to the Employment Agreement, dated February 1, 1997, between Mr. Binder and the Bank. See "--Employment Agreements." Also includes $500 contributed by the Company for Mr. Binder under the 401(k) Plan, $1,931 allocated to Mr. Binder under the ESOP and $3,600 in term life insurance proceeds paid by the Company on behalf of Mr. Binder.
(13) Includes $500 contributed by the Company for Mr. Binder under the 401k Plan, $18,920 allocated to Mr. Binder under the ESOP and $1,110 in term life insurance premiums paid by the Company on behalf of Mr. Binder.

Option Grants in Last Fiscal Year

     The following table provides information on grants of options to the Named Executive Officers in 1998.

                        Number of       Percent of                                             Potential Realizable Value at Assumed
                       Securities      Total Options                                                 Annual Rates of Stock Price
                       Underlying       Granted to                                                  Appreciation for Option Term
                        Options        Employees in                                            -------------------------------------
      Name              Granted         Fiscal Year     Exercise Price    Expiration Date            5%                   10%
      ----             ----------      -------------    --------------    ---------------            --                   ---
Wilbur G. Meinen        12,500(1)          24.3%            $11.50           12/16/08             $90,404              $229,100

Christa N. Calabrese    10,000(2)          19.4%            $13.875           9/23/08             $87,259              $221,132

Saul D. Binder              -                -                 -                 -                   -                     -

----------
(1) These options were granted on December 16, 1998 and vest to the extent of 3,125 shares each year over a four-year period commencing on December 16, 1999.
(2) These options were granted on September 23, 1998 and vest to the extent of 2,500 shares each year over a four-year period commencing on September 23, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table provides information on the value of any options held by the Named Executive Officers at December 31, 1998. No Named Executive Officer exercised any options in 1998.


                                                               Number of Unexercised                Number of Unexercised in the
                                                                    Options at                            Money Options at
                                                                 December 31, 1998                      December 31, 1998(1)
                                                          -------------------------------         --------------------------------
                         Shares
                       Acquired on        Value
Name                    Exercise         Realized         Exercisable       Unexercisable         Exercisable        Unexercisable
----                   -----------       --------         -----------       -------------         -----------        -------------

Wilbur G Meinen                 --             --                  --              12,500(2)               --                   --

Christa N. Calabrese            --             --                  --              10,000(3)               --                   --

Saul D. Binder                  --             --             113,390(4)               --            $752,558                   --


----------
(1) Based on the closing price of $11.25 per share on December 31, 1998. There is no guarantee that if and when these options are exercised they will have this value.
(2) These options were granted on December 16, 1998 and vest to the extent of 3,125 shares each year over a four-year period commencing on December 16, 1999.
(3) These options were granted on September 23, 1998 and vest to the extent of 2,500 shares each year over a four-year period commencing on September 23, 1999.
(4) Of these options, options to purchase 28,390, 68,000 and 17,000 shares of the Company's Common Stock were granted in February 1990, April 1992 and January 1993, respectively, at exercise prices reflecting the fair market value as of the dates of such option grants of $1.82, $5.41 and $6.09 per share, respectively. These options are subject to some dispute between the Company and the beneficiaries of Mr. Binder's estate.

Employment Agreements

     The Bank has entered into an Employment Agreement dated as of December 16, 1998 with Mr. Meinen (the "Meinen Agreement") and an Employment Agreement dated as of August 1, 1998 with Ms. Calabrese (the "Calabrese Agreement"). Each of such Agreements will remain in effect for a period of three years. The annual base salary for Mr. Meinen is $187,250, and for Ms. Calabrese is $125,000, subject to annual review and increase by the Board of Directors. In addition to base salary, Mr. Meinen is entitled to receive a one-time bonus on or about January 4, 1999 in the amount of $50,000, annual performance based bonus payments in amounts determined pursuant to a bonus plan to be agreed upon by the Board of Directors and Mr. Meinen and any other annual bonus awarded to him by the Board. In addition to base salary, Ms. Calabrese is entitled to receive an annual bonus in an amount determined by the Board of Directors of the Bank. Both Mr. Meinen and Ms. Calabrese are also entitled to participate in and receive benefits under any employee insurance and fringe benefits programs that may have been established by the Bank for its employees or senior executive officers, to reimbursement for reasonable expenses incurred by them in the performance of their duties and to use of a Bank automobile. Pursuant to the Meinen Agreement, Mr. Meinen also received 8,000 shares of restricted stock and options to purchase 12,500 shares and the right to receive options to purchase 12,500 additional shares in January 1999. The exercise price of all options is the closing price per share as reported by the Nasdaq Stock Market on the date of grant.

     Each of the Meinen Agreement and the Calabrese Agreement states that the Bank will continue to pay to each of Mr. Meinen and Ms. Calabrese, respectively, his or her salary, bonus (if any has been earned and is due) and benefits for the duration for the term of the Agreement after the termination of his or her employment by reason of the Bank's breach of the Agreement or otherwise, except for a termination by reason of the respective employee's negligence or misconduct or his or her death or disability. Each such Agreement further provides that upon a change of control of the Bank or the Company (as defined in the Agreement to include certain sales, transfers or dispositions of shares of stock or assets of the Bank), the employee will receive a lump sum payment in an amount not to exceed two times his or her base salary. Finally, the Meinen Agreement restricts Mr. Meinen from competing with, or soliciting employees or customers of, the Bank and the Company for a period of 12 months following the termination or expiration of his employment and the Calabrese Agreement similarly restricts Ms. Calabrese for a period of six months following the termination or expiration of her employment.

     The Bank also has an Employment Agreement dated February 1, 1997 with
Mr. Binder (the "Binder Agreement"). Mr. Binder's employment under the Binder Agreement terminated on July 12, 1998 as a result of Mr. Binder's death. The annual base salary for Mr. Binder as of the execution of the Employment Agreement was $175,000. In addition to his salary, Mr. Binder was entitled to receive an annual bonus in an amount determined by the Board of Directors of the Bank and to participate in and receive benefits under any employee insurance and fringe benefits programs that may have been established by the Bank for its employees or senior executive officers. Under the terms of the Binder Agreement, Mr. Binder was entitled to reimbursement for reasonable expenses incurred by him in the performance of his duties and to use of a Bank automobile. In addition, the Binder Agreement states that the Bank will continue to pay Mr. Binder's salary, bonus (if any) and benefits for the duration for the term of the Agreement after the termination of Mr. Binder's employment by reason of his death (and in certain other events). In accordance with this provision, the Bank has agreed to pay $337,500 to Mr. Binder's estate as severance as a result of his death.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors, which is comprised of three non-employee directors (the "Committee"), established the general compensation policies of the Company, determined specific compensation levels for the Company's executive officers and administered the Company's compensation plans in 1998. The Committee has issued its report, presented below, documenting the various components of the Company's executive officer compensation programs and describing the basis for 1998 compensation levels.

1998 Compensation Philosophy

     It is the philosophy of the Company to link executive compensation to achievement, initiative, performance and teamwork. Compensation determined in accordance with these characteristics is essentially merit-based and is not significantly impacted by the length of time an officer has served the Company. By focusing on merit, the Committee members are confident that the Company will be able to attract, develop, reward and retain highly qualified and productive executive officers and to motivate its executive officers to achieve the goals of the Company's corporate strategic plan. The Committee believes that its compensation philosophy is aligned with and supports the long-term interests of the Company: to improve corporate financial performance and to increase stockholder value.

     The Committee considered numerous factors, both qualitative and quantitative, in determining the level and composition of compensation for the Chief Executive Officer and other executive officers for 1998. The Committee did not, however, apply specific quantitative formulas or guidelines in reviewing and approving compensation. In analyzing compensation, the Committee instead recognized the importance of achievements that may be difficult to quantify, such as successful supervision and assistance with major projects.

     In addition, in order to determine appropriate compensation levels for both incumbent and newly hired executive officers, the Committee utilized independently prepared financial institution compensation surveys.

Compensation Program Components

     The Committee reviews each executive officer's base salary annually. Executive officers received salary increases in 1998 which were principally intended to reflect individual performance in 1997, including increases in responsibilities, but also, to a lesser extent, the Company's performance both as compared to the preceding fiscal year and within its industry. The Committee also evaluates other factors, such as background, experience and scope of accountability in determining the appropriate salary level for each executive officer. The Committee, by design, strives to pay executive officer salaries in line with competitive market levels in the financial institution industry. Cash bonuses were awarded to executive officers, with the exception of the Chief Executive Officer, at the end of 1998 based upon 1998 performance.

     The Company's executive officers are also eligible for stock option grants as determined by the Committee in accordance with the 1995 Stock Option Plan. The Plan provides for option awards based on both overall performance of the Company and individual performance by executive officers in order to align the interests of the Company's stockholders and such executive officers. During 1998, each executive officer was granted options under the Plan. The number of options granted to each officer was based on such officer's level of responsibility within the Company.

Chief Executive Officer Compensation

     In December 1998, as a result of the death of Company President and Chief Executive Officer, Saul D. Binder, in July 1998, the Company hired
Wilbur G. Meinen as President and Chief Executive Officer. Compensation for
Mr. Meinen was determined in accordance with the terms of his Employment Agreement with the Bank and included base salary, stock options, restricted stock and a signing bonus. In establishing Mr. Meinen's compensation, the Committee considered the level and forms of compensation paid to Mr. Meinen by his former employer. The Committee also acknowledged and recognized Mr. Meinen's vast experience and record of achievement in the banking industry as well as his vision for the Company's future and commitment to working to increase shareholder value while maintaining the Company's devotion to the communities it serves and emphasis on customer satisfaction.

                             Compensation Committee

                               Charles G. Freund
                               Avrom H. Goldfeder
                                Sherwin Koopmans

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return on the NASDAQ-Total US Market Index and the SNL Midwest Bank Index for the period from October 21, 1997, the date of the initial public offering of the Company's Common Stock, to December 31, 1997, the end of the first fiscal year following such initial public offering and the quarterly periods from December 31, 1997 to December 31, 1998. The graph assumes $100.00 was invested on October 21, 1997. Cumulative total return assumes that dividends, if any, were reinvested.









                                                           Period Ending
                            -----------------------------------------------------------------------------
Index                         10/21/97      12/31/97      3/31/98       6/30/98      9/30/98     12/31/98
-----                         --------      --------      -------       -------      -------     --------
Success Bancshares, Inc.        100.00         90.91        90.08         90.91        90.08        74.38
NASDAQ - Total US               100.00         92.06       107.72        110.83       100.34       129.41
SNL Midwest Bank Index          100.00        110.54       121.14        117.07       102.17       117.57


     Although the graph would normally be provided for a five-year period under the rules promulgated by the SEC, the Company's Common Stock has only been publicly traded since October 21, 1997. The Company does not believe that the comparative performance of its Common Stock over such a short period of time is necessarily a meaningful measure of the Company's total performance and indicative of the Company's future stockholder return.

                                       II
                  APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously adopted the Employee Stock
Purchase Plan, subject to stockholder approval at the Meeting. The purpose of the Employee Stock Purchase Plan is to encourage and facilitate the purchase of Common Stock by eligible employees of the Company and the Bank in order to provide a further incentive for eligible employees to promote the best interests of the Company and an additional opportunity to participate in the Company's economic progress. In the opinion of the Company, the Employee Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     The following is a brief description of the material features of the Employee Stock Purchase Plan. Such description is qualified in its entirety by reference to the full text of the Employee Stock Purchase Plan set forth in Exhibit A to this Proxy Statement.

General Description of the Employee Stock Purchase Plan

     Administration. The Employee Stock Purchase Plan is to be administered by the Compensation Committee of the Board of Directors (the "Committee"). The members of the Compensation Committee as of the date of this Proxy Statement are Messrs. Freund, Goldfeder and Koopmans. The Committee has the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee will be personally liable for any decision or determination made in good faith under the Employee Stock Purchase Plan.

     Shares Subject to Plan. Up to an aggregate of 200,000 shares of Common Stock are available for purchase under the Employee Stock Purchase Plan, subject to increases and adjustments as provided in the Plan. If the number of shares made available for purchase under the Employee Stock Purchase Plan is not sufficient to meet the amount of Common Stock that has been elected to be purchased, the Committee will apportion the available shares among all participants. The fair market value of the Company's Common Stock as of April 19, 1999 as determined under the Employee Stock Purchase Plan was $10.375.

     Eligibility for Participation. All employees of the Company and its subsidiaries who (i) were employed by the Company on December 31, 1998 or
(ii) have provided at least six months of continuous service to the Company, except employees (a) whose customary employment is less 20 hours or less per week, (b) whose customary employment is not for more than five months in any calendar year or (c) who are covered by a union collective bargaining agreement, are eligible to participate in the Employee Stock Purchase Plan. No employee may participate in the Plan if such employee, immediately after the grant of an option to participate, would own shares possessing 5% or more of the total combined voting power of value of all classes of stock of the Company. As of the date of this Proxy Statement, the Company has approximately 196 employees, all of whom are eligible to participate in the Employee Stock Purchase Plan.

     Employees who elect to participate in the Employee Stock Purchase Plan do so by means of a payroll deduction. An employee's election to participate in the Plan will be effective until the earliest of (i) the termination of the Plan,
(ii) the next succeeding June 30 or December 31 during the term of the Plan (each, a "Purchase Date") on which the employee has elected to stop his or her payroll deductions or (iii) the termination of the participant's employment with the Company, with certain exceptions described below. An employee's purchases under the Employee Stock Purchase Plan may not be less than 2% or more than 12% percent of his or her salary and no employee may purchase Common Stock under the Plan during any one calendar year with an aggregate fair market value of more than $25,000.

     Termination of Employment. If a participant's employment terminates for any reason other than retirement or death, the amount withheld from his or pay which has not already been used to purchase Common Stock will be returned to the participant. If a participant's employment terminates due to his or her retirement or death, the Company will use the remaining accumulated payroll deduction to purchase Common Stock and issue to the employee (or his or her beneficiary in the case of death) a check for the market value of any fractional shares, unless the employee or beneficiary elects to have such remaining accumulated payroll deductions paid in cash.

     Amendment. The Board may amend the Employee Stock Purchase Plan, except that stockholder approval will be required for any amendment that would change the total number of shares reserved under the Plan.

     Termination of Plan. Except for outstanding rights to purchase Common Stock, the Employee Stock Purchase Plan will terminate on November 30, 2003 or at any earlier time determined by the Board of Directors and no further right to purchase Common Stock may be granted after that date.

     Corporate Transaction. Upon any merger or consolidation of the Company in which the Company is not the surviving entity or the sale or other transfer of all or substantially all of the Company's assets, each holder of a right to purchase shares will be entitled to receive, upon his or her payment for all or part of the shares of Common Stock purchasable by him or her under the Plan, in lieu of Common Stock, shares of such stock or other securities as the holders of Common Stock received pursuant to the terms of the merger, consolidation or sale. However, the Board may instead cancel all outstanding rights as of the effective date of any such transaction upon 30 days' notice to each participant if, during such 30 day period prior to the effective date of the merger, consolidation or sale, the participant has the right to purchase the number of shares that would be allocated to him or her under the terms of the Plan if the Purchase Date were set 30 days preceding said effective date.

Federal Income Tax Consequences

     General. The Employee Stock Purchase Plan is not qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     The following is a brief summary of the Federal income tax aspects of shares to be issued under the Employee Stock Purchase Plan based upon the Code and other statutes, regulations and interpretations in effect on the date of this Proxy Statement.

     Status of Rights to Purchase Shares Under the Plan. For tax purposes, rights to purchase shares of Common Stock under the Employee Stock Purchase Plan are intended to qualify as employee stock purchase plan options as defined in Section 423 of the Code.

     Tax Consequences of Grant of Right to Purchase Shares Under the Plan.
An employee's payroll deductions to purchase shares of Common Stock are made on an after-tax-basis. No federal income tax is imposed on an employee upon the grant of a right to purchase shares under the Employee Stock Purchase Plan. The Company is not entitled to a business expense deduction as a result of the grant of a right to purchase shares.

     Tax Consequences of Exercise of Right to Purchase Shares Under the Plan. No federal income tax is imposed on an employee upon the purchase of shares of Common Stock under the Employee Stock Purchase Plan. The Company is not entitled to take a business expense deduction as a result of the purchase of shares under the Plan

     Tax Consequences of a Qualifying Disposition of Shares. If an employee disposes of shares of Common Stock acquired under the Employee Stock Purchase Plan (including by way of gift) more than 12 months after the date of acquisition of the shares, typically at the end of the Plan year or dies while owning any such shares, any gain is first recognized as ordinary income up to the lesser of (i) the excess of the fair market value of shares at the time of disposition over the purchase price of such shares, or (ii) the excess of the fair market value of shares at the date the employee made the election to purchase the shares (typically at the beginning of the Plan year) over the purchase price. The employee's basis in shares of Common Stock acquired under the Employee Stock Purchase Plan is increased by any ordinary income recognized. Any remaining gain upon disposition is recognized as a long-term capital gain. If the employee disposes of shares of Common Stock acquired under the Employee Stock Purchase Plan more than 12 months after the Purchase Date for less than the purchase price, a long-term capital loss is recognized.

     If an employee satisfies the long-term capital gain holding period requirements discussed above, then the Company will not be allowed a deduction with respect to the employee's disposition of the shares.

     Tax Consequences of Disqualifying Disposition. If an employee disposes of shares of Common Stock acquired under the Employee Stock Purchase Plan less than one year after the Purchase Date for which the shares were acquired, then the employee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. The amount recognized as ordinary income upon such disposition is the difference between the purchase price and the fair market value of the shares at the applicable Purchase Date. The difference between the basis (the purchase price) of the shares of Common Stock acquired under the Employee Stock Purchase Plan, increased by any ordinary income recognized, and the selling price of shares of Common Stock acquired under the Employee Stock Purchase Plan is a short-term capital gain or loss. In such event, as long as any applicable withholding obligations are satisfied, the Company may claim a deduction for compensation paid at the same time and in the same amount as the ordinary income recognized by the employee.

Vote Required for Approval

     Approval of the Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present at the Meeting, in person or by proxy, and entitled to vote.

     The Board recommends a vote FOR approval of the Employee Stock Purchase
Plan.

                                      III
                     APPROVAL OF THE 1999 STOCK OPTION PLAN

     The Board of Directors has unanimously adopted the 1999 Stock Option Plan, subject to stockholder approval at the Meeting. The purpose of the 1999 Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and the Bank to participate in the Company's growth and success and to encourage them to remain in the service of the Company and the

Bank and to acquire and maintain stock ownership in the Company. In the opinion of the Company, the 1999 Stock Option Plan is not subject to the provisions of ERISA.

     The following is a brief description of the material features of the 1999 Stock Option Plan. Such description is qualified in its entirety by reference to the full text of the 1999 Stock Option Plan set forth in Exhibit B to this Proxy Statement.

General Description of the 1999 Stock Option Plan

     Administration. The 1999 Stock Option Plan is to be administered by the Board of Directors or a committee appointed by the Board (the "Plan Administrator"). The Plan Administrator will have the authority to determine the type of options to be granted.

     Shares Subject to Plan. Up to an aggregate of 200,000 shares of Common Stock may be issued pursuant to options granted under the 1999 Stock Option Plan, subject to increases and adjustments as provided in the Plan. The fair market value of the Company's Common Stock as of April 19, 1999 as determined under the 1999 Stock Option Plan was $10.375.

     Eligibility for Participation. Options may be granted to such officers, directors and employees of the Company and the Bank as the Plan Administrator from time to time selects. Options may also be granted to such consultants, agents, advisors and independent contractors who provide services to the Company and the Bank and are selected by the Plan Administrator. There are approximately 200 officers, directors, employees and consultants, agents, advisors and independent contractors who are eligible to participate in the 1999 Stock Option Plan as of the date of this Proxy Statement.

     Types of Awards. The 1999 Stock Option Plan permits the grant of stock options as incentive stock options within the meaning of Section 422 of the Code or as non-qualified stock options. Incentive stock options may be granted only to employees of the Company or the Bank. To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options issued by the Company are exercisable for the first time during any calendar year exceeds $100,000, such portion in excess of $100,000 will be subject to delayed exercisability or treated as a non-qualified option as determined by the Plan Administrator. Stock options granted under the 1999 Stock Option Plan are not transferable unless by will or the laws of descent and distribution, except that the Plan Administrator may permit incentive stock options to be transferred to the extent permitted by Section 422 of the Code.

     The exercise price per share of any option granted under the 1999
Stock Option Plan is determined by the Plan Administrator at the time of grant, but may not be less than 100% of the fair market value of the Common Stock at the time of grant in the case of incentive stock options (110% if the holder owns more than 10% of the total voting power of all classes of the Company's stock). The term of each stock option is fixed by the Plan Administrator, or, if not established, will be 10 years from the date of grant (five years in the case of a 10% stockholder for incentive stock options). Stock options are exercisable at such time(s) and subject to such terms and conditions as determined by the Plan Administrator. If no such time is established, the shares subject to the option will vest in increments of 25% per year over a four year period during which the holder of the option provides continuous service to the Company, commencing on the second anniversary of the date of grant.

     Termination of Employment. The Plan Administrator will determine the terms and conditions of any permitted exercise of options granted under the 1999 Stock Option Plan if the holder thereof ceases to be employed by, or to provide services to, the Company or the Bank. If not so established, upon the termination of a holder's employment or services other than by reason of death or for cause, the option will be exercisable, to the extent vested, within six months of termination due to disability or three months after any other termination. Upon the termination of a holder's employment or services by reason of death, the holder's estate or successor may exercise the option, to the extent vested, within six months after the date of death. To qualify for incentive stock option tax treatment, special periods of exercisability are applicable to holders of incentive stock options upon termination of employment or services. No option may be exercised after the expiration of its term and all options held by non-employee directors may be exercised for a period of 12 months following termination for any reason except for cause.

     Amendment. The Board may amend the 1999 Stock Option Plan, except that stockholder approval will be required for any amendment that would increase the total number of shares as to which options may be granted under the Plan, modify the class of persons eligible to receive options or otherwise require stockholder approval under any law or regulation.

     Termination of Plan. The Board may suspend or terminate the 1999 Stock Option Plan at any time, except that no incentive stock option may be granted more than 10 years after the date of the Board's adoption of the Plan. In addition, no termination or amendment of the 1999 Stock Option Plan may impair or diminish any rights of the holder of any option outstanding under the Plan without the consent of such holder.

     Corporate Transaction. Upon any merger or consolidation of the Company in which the Company is not the surviving entity, the sale or other transfer of all or substantially all of the Company's assets or the liquidation or dissolution of the Company, the Plan Administrator will determine whether the outstanding options under the 1999 Stock Option Plan will be assumed, or any other action will by taken with respect to such options, by the Company or any successor thereto.

Federal Income Tax Consequences

     The following is a brief summary of the Federal income tax aspects of options to be granted under the 1999 Stock Option Plan based upon the Code and other statutes, regulations and interpretations in effect on the date of this Proxy Statement.

     The holder of a non-qualified stock option granted under the 1999
Stock Option Plan will not recognize any income at the time the option is granted. However, such holder will recognize income at the time he or she exercises the option in an amount equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock received on the date of exercise.

     The sale of shares issued pursuant to the exercise of a stock option will generally result in capital gain or loss. A holder's holding period will commence with the date such shares are issued to the holder by the Company, and his or her tax basis in such shares will equal fair market value as of that date.

     Notwithstanding the foregoing, any holder who is subject to the trading restrictions of Section 16(b) of the Exchange Act ("Section 16(b)") would not recognize ordinary income until the date such trading restrictions terminate (the "Deferred Date"). The amount of such income would equal the excess of the fair market value on the Deferred Date of the shares of Common Stock received upon exercise of the stock option over the exercise price for such shares and the holding period for long-term capital gain would not begin until the Deferred Date.

     Holders subject to Section 16(b) can elect to recognize taxable income on the date of exercise. In such event, the amount of income to be recognized would equal the excess of the fair market value of the shares of

Common Stock on the date of exercise over the exercise price for such shares. The election to recognize taxable income on the date of exercise is to be made by filing an appropriate statement with the Internal Revenue Service on or before the 30th day after the exercise date.

     No income will be attributed to a holder on the grant of an incentive stock option and no income will be attributed to a holder to whom Common Stock is transferred on the exercise of an incentive stock option. Upon a disposition of the shares issued upon exercise of such incentive stock option, the holder will recognize capital gain. However, if the holder fails to hold the shares he or she acquires through the exercise of an incentive stock option for the later of
(i) two years after the incentive stock option is granted or (ii) one year after the Common Stock is transferred to him or her, then upon disposition of the shares, the holder will recognize income, a portion of which is ordinary income. Of the gain realized on disposition of the shares, the portion that is ordinary income is equal to the lesser of: (i) the fair market value of the shares on the date of exercise, minus the exercise price, or (ii) the amount realized on disposition of the shares, minus the exercise price. Any gain in excess of this amount is capital gain.

     Holders of options under the 1999 Stock Option Plan will be subject to applicable income tax withholding requirements.

Vote Required for Approval

     Approval of the 1999 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present at the Meeting, in person or by proxy, and entitled to vote.

     The Board recommends a vote FOR approval of the 1999 Stock Option Plan.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed McGladrey & Pullen, LLP to act as independent public accounts for the Company for 1999. Representatives of McGladrey & Pullen, LLP will be present at the Meeting, will have the opportunity to make a statement, if they so desire, and will be available to respond to stockholders' questions.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Meeting or any adjournment thereof. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's annual meeting of stockholders to be held in 2000 must be received by the Company not later than January 11, 2000, at the Company's principal executive offices at One Marriott Drive, Lincolnshire, Illinois 60069. In addition, proxies appointed by management will use their discretionary authority to vote the shares they represent as the Board of Directors may recommend when a stockholder raises any proposal which was not included in the Company's proxy materials for consideration at the annual meeting of stockholders to be held in 2000 if the Company did not receive proper notice of such proposal at its principal executive offices by January 11, 2000. Under the Company's by-laws, in order for any stockholder proposal that is not included in the Company's proxy materials to be brought before the annual meeting of stockholders to be held in 2000, such proposal must be received at the Company's principal executive offices between February 25, 2000 and March 17, 2000.

                                                For the Board of Directors,


                                                /s/ George M. Ohlhausen

                                                George M. Ohlhausen
                                                Chairman of the Board

April 23, 1999

                                                                       EXHIBIT A

                            SUCCESS BANCSHARES, INC.

                       1998 Employee Stock Purchase Plan

SECTION 1. ESTABLISHMENT; PURPOSE; SCOPE.

     Success Bancshares, Inc. hereby establishes the Success Bancshares, Inc. 1998 Employee Stock Purchase Plan to encourage and facilitate the purchase of Common Shares of the Company by eligible employees. The Plan is intended to provide a further incentive for eligible employees to promote the best interests of the Company and an additional opportunity to participate in its economic progress. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and provisions of the Plan shall be construed in a manner consistent with the Code.

SECTION 2. DEFINITIONS; CONSTRUCTION.

     As used in the Plan, as of any time of reference, and unless the context otherwise required:

     (a) "Affiliate" means any trade or business entity which is a member of a controlled group with the Company (as described in Section 414(b) and (c) of the Code) or is a member of an affiliated service group with the Company (as described in Section 414(m) of the Code) and any other entity required to be aggregated with the Company pursuant to final regulations under Section 414(o) of the Code).

     (b) "Board" means the Board of Directors of the Company as from time to time constituted.

     (c)   "Code" means the Internal Revenue Code of 1986, as amended.

     (d)   "Committee" has the meaning set forth in Section 3 hereof.

     (e) "Common Shares" means the common shares, par value $0.001 per share, of the Company.

     (f) "Company" means Success Bancshares, Inc., a Delaware corporation, and any successor thereto.

     (g)   "Controlled Group" means the Company and its Subsidiaries.

     (h)   "Effective Date" means December 1, 1998.

     (i) "Employee Stock Purchase Plan Account" has the meaning set forth in Section 8 hereof.

     (j) "Employer" means the Company and any corporation that is a member of the Controlled Group that adopts the Plan with the prior approval of the Company, as evidenced by a resolution of the Board.

     (k) "Fair Market Value" means the average closing price of a Common Share on the NASDAQ Stock Market on the twenty business days preceding the date of reference.

     (l) "Offering Price" means eighty-five percent (85%) of the Fair Market Value of a Common Share on the first day of the Purchase Period.

     (m) "Participant" means any employee of an Employer who meets the eligibility requirements of Section 4 hereof and who has accepted an offer made by the Committee pursuant to Section 6(b) hereof.

     (n) "Plan" means the Success Bancshares, Inc. 1998 Employee Stock Purchase Plan herein set forth and any amendment or supplement thereto.

     (o) "Purchase Date" means June 30 or December 31 of each year during the term of the Plan.

     (p) "Subsidiary" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (q) "Termination Date" means November 30, 2003, or earlier at the discretion of the Board.

     (r)   "Withholding" has the meaning set forth in Section 6(b) hereof.

The masculine gender, when appearing in the Plan, shall be deemed to include the feminine gender unless the context clearly indicates to the contrary. The words "hereof," "herein," and "hereunder," and other similar compounds of the word "here," shall mean and refer to the entire Plan and not to any particular provision or section of this document.

SECTION 3. ADMINISTRATION.

     The Plan shall be administered by the 1998 Employee Stock Purchase Plan committee (hereinafter referred to as the "Committee"), the members of which shall be two individuals selected by the Board who do not satisfy the eligibility requirements of Section 4 hereunder. Subject to the express provisions hereof, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this paragraph shall be conclusive. No member of the Committee shall be personally liable for any decision or determination made in good faith under the Plan.

SECTION 4. ELIGIBILITY.

     (a) Any employee of an Employer shall be eligible to participate in the Plan, provided he (i) is employed by Employer on December 31, 1998 or (ii) has at least six (6) months of continuous service with an Employer, except for those employees (a) whose customary employment is less 20 hours or less per week,
(b) whose customary employment is not for more than 5 months in any calendar year or (c) who are covered by a union collective bargaining agreement. For the sole purpose of calculating length of service under the Plan, employees shall be credited for service with an Employer immediately prior to the Company's acquisition of such Employer or other member of the Controlled Group, or any Affiliate thereof. No eligibility provision hereof shall permit or deny participation in the Plan in a manner contrary to the applicable requirements of the Code and the regulations promulgated thereunder.

     (b) Notwithstanding anything herein to the contrary, no employee shall be entitled to participate in the Plan if such employee, immediately after the grant of an option, would own shares (including shares which may be purchased under the Plan) possessing five percent or more of the total combined voting power of value of all classes of stock of the Company or its Subsidiaries, actually issued and outstanding immediately after such grant. For the foregoing purposes, the rules of stock attribution set forth in Section 424(d) of the Code shall apply in determining share ownership.

SECTION 5. PURCHASE PRICE.

     The purchase price shall be the lesser of (i) the Offering Price or
(ii) 85 percent of the Fair Market Value of a Common Share on the last day of such Purchase Period; in all instances adjusted to the nearest 1/8 point.

SECTION 6. NUMBER OF COMMON SHARES OFFERED.

     (a) The maximum number of shares which shall be available for purchase under the Plan shall be 200,000 Common Shares of the Company, subject to adjustment as provided in Section 13. The Common Shares to be sold under the Plan may at the election of the Company be either treasury shares or shares originally issued for such purpose.

     (b) A Participant shall be entitled to elect to have withheld from his payroll any amount from a minimum of 2 percent up to a maximum of 12 percent of his compensation ("Withholding"). Subject to the reductions as provided in
Section 6(c) below, the total amount of Withholding shall be used to purchase Common Shares. For purposes of this Section 6(b), "compensation" means:
(i) for any hourly employee, the hourly rate in effect as of January 1 of each year (or such rate or salary in effect at the time the employee becomes eligible to participate in the Plan, if later) multiplied by the number of regular hours in a work year and (ii) for any salaried employee, the annual salary in effect at January 1 of each year (or such rate or salary in effect at the time the employee becomes eligible to participate in the Plan, if later). Amounts which are not included in an employee's income for federal income tax purposes due to
Section 125 or 402(e)(3) of the Code shall be included in determining compensation for purposes of items (i) and (ii) above. For purposes of this
Section 6, the number of shares to be purchased equal to 2 percent of the Participant's compensation shall be called the "Base Shares," and any number of additional shares to be purchased in excess of the Base Shares shall be called the "Additional Shares."

     (c) No Participant may elect to purchase shares under the Plan that would result in the Participant's purchase of shares in any calendar year (under the Plan and other employee stock purchase plans within the meaning of Section 423 of the Code) of the Company and its Subsidiaries with an aggregate fair market value (determined at the time such election is exercisable) in excess of $25,000.

     (d) In the event that Participants elect to purchase more shares than are available under the Section 6(a) above, the maximum amount of Common Shares that any Participant shall be permitted to purchase shall be reduced until the total number of shares that all Participants, in the aggregate, have elected to purchase pursuant to Section 6(b) above equals the number of shares available under Section 6(a) above, first reducing proportionately the number of Additional Shares elected by each Participant; and second, reducing proportionately the number of Base Shares elected by each Participant. Notwithstanding the preceding sentences of this Section 6(d), no Participant may purchase fewer than ten shares.

SECTION 7. ENROLLMENT PERIOD; EMPLOYEE'S ELECTION TO PARTICIPATE

     (a) The Committee shall establish an enrollment period during which an eligible employee may elect to purchase shares by executing and delivering to the Company an enrollment and payroll deduction authorization form.

     (b) An election to purchase shall not constitute a contract to purchase. Such an election shall merely notify the Company of the amount of the payroll deduction authorized by the Participant for the Purchase Period and each succeeding Purchase Period until the next Purchase Date.

SECTION 8. PURCHASE PERIOD; PAYMENT FOR SHARES.

     (a) The "Purchase Period" shall commence on December 31, 1998 and shall end on the earliest of the following dates: (i) the Termination Date, (ii) the Purchase Date effective with which the Participant elects to stop his payroll deductions, and (iii) the date the Participant terminates service with the Employer, subject to the provisions of Section 11 hereof.

     (b) Concurrently with his election, the Participant shall authorize a payroll deduction during each Purchase Period, which election shall continue until the Participant changes his election in writing before the Purchase Date of a future Purchase Period.

     (c) All payroll deductions held by the Company under the Plan shall be held without interest.

     (d) The Company shall purchase Common Shares on behalf of each Participant pursuant to Section 9 hereof as soon as administratively practicable after each Purchase Date.

     (e) All payroll deductions in the possession of the Company shall be segregated from the general funds of the Company in an account established to hold such payroll deductions (hereinafter referred to as the "Employee Stock Purchase Plan Account"). The Employee Stock Purchase Plan Account shall be restricted to the uses provided herein until such time as the Company issues certificates to Participants purchasing Common Shares under the Plan. The Committee shall have custody of such account.

SECTION 9. ISSUANCE AND DELIVERY OF STOCK CERTIFICATES; REGISTRATION.

     (a) Certificates for Common Shares shall be issued and delivered to each Participant for the number of Common Shares paid for in full as soon as administratively practicable after each Purchase Date. No fractional shares will be issued at any time.

     (b) As and whenever the Common Shares are issued to Participants pursuant to this Section 9, the Committee shall remit to the Company for its general purposes, out of the Employee Stock Purchase Plan Account, cash in an amount equal to the purchase price under the Plan of the Common Shares so issued. When all Common Shares purchasable under the Plan have been issued, any payroll deductions that have not been used to purchase Common Shares shall be returned to each participant.

     (c) Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant or, if the Participant so directs by written notice to the Company prior to the issuance thereof, in the names of the Participant and one other person as the Participant may designate, as joint tenants with right of survivorship.

SECTION 10. PARTICIPANT'S RIGHT TO STOP PAYROLL WITHHOLDING.

     At any time during the term of the Plan a Participant may elect, effective on the next succeeding Purchase Date, to stop the payroll withholding upon prior written notice to the Company.

SECTION 11. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

     (a) Retirement or Death. Upon termination of employment because of retirement or death, the number of Common Shares paid for in full by the Participant upon the application of all accumulated payroll deductions, including from compensation due and owing, shall be purchased for the Participant (or, in the case of the Participant's death, the beneficiary designated by the Participant in accordance with procedures prescribed by the Committee, or if no such beneficiary designation is in effect with respect to such Participant, the Participant's estate), unless the Participant (or, in the case of the Participant's death, his designated beneficiary or estate, as the case may be) elects to abandon all or any such number of the Common Shares then purchasable, pursuant to any rules or regulations the Committee shall make.

     (b) Other Termination of Employment. Upon termination of employment with an Employer for any reason other than as a result of retirement or death as described in Section 11(a) above, the amount withheld from the Participant's pay pursuant to Section 8 which has not already been used to purchase Common Shares shall be returned to him as soon as administratively practicable.

SECTION 12. RIGHTS NOT TRANSFERABLE.

     The right to purchase Common Shares under this Plan shall not be transferable by any Participant or exercisable, during his lifetime, by any person other than the Participant.

SECTION 13. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

     (a) The existence of the Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock that affects the Common Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) If, during the term of the Plan, the Company shall effect (i) a distribution or payment of a dividend on its Common Shares in shares of the Company, (ii) a subdivision of its outstanding Common Shares by a stock split or otherwise, (iii) a combination of the outstanding Common Shares into a smaller number of shares by a reverse stock split or otherwise, or (iv) an issuance by reclassification or other reorganization of its Common Shares (other than by merger or consolidation) of any shares of the Company, then each Participant shall be entitled to receive upon the purchase of shares pursuant to this Plan such shares of the Company which the Participant would have owned or would have been entitled to receive after the happening of such event had the Participant purchased Common Shares pursuant to the Plan immediately prior to the happening of such event. If any other event shall occur that, in the judgment of the Board, necessitates adjusting the Offering Price, the number of Common Shares offered or other terms of the Plan, the Board shall take any action that in its judgment shall be necessary to preserve each Participant's rights substantially proportionate to the rights existing prior to such event. To the extent that any event or action pursuant to this Section 13(b) shall entitle Participants to purchase additional Common Shares or other shares of the Company, the shares available under Section 6 shall be deemed to include such additional Common Shares or such other shares of the Company.

     (c) In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant in the Plan shall, at no additional cost, be entitled, upon his payment for all or part of the Common Shares purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of Common Shares which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of Common Shares equal to the number of shares paid for by the Participant.

     (d) If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all of its assets to another corporation during the term of the Plan: (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of a right to purchase shall be entitled to receive, upon his payment for all or part of the Common Shares purchasable by him under the Plan, in lieu of Common Shares, shares of such stock or other securities as the holders of Common Shares received pursuant to the terms of the merger, consolidation or sale; and (ii) all outstanding rights to purchase may be canceled by the Board as of the effective date of any such merger, consolidation or sale, provided that (A) notice of such cancellation shall be given to each Participant and (B) each such Participant shall have the right to purchase, during a 30-day period preceding the effective date of such merger, consolidation or sale, all or any part of the shares which would be allocated to him under the terms of the Plan if the Purchase Date were set 30 days preceding said effective date.

     (e) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then available for purchase under the Plan.

SECTION 14. SHAREHOLDER APPROVAL.

     The Plan is subject to the approval of a majority of the votes cast on the matter by the shareholders of the Company within 12 months before or after its adoption by the Board.

SECTION 15. RIGHTS OF A SHAREHOLDER.

     No Participant shall have rights or privileges of a shareholder of the Company with respect to shares purchasable under the Plan unless and until the Participant shall become the holder of record of one or more Common Shares.

SECTION 16. NO REPURCHASE OF COMMON SHARES BY COMPANY.

     The Company is not obligated to repurchase from any Participant Common Shares he has acquired under the Plan.

SECTION 17. AMENDMENT OF THE PLAN.

     The Board may at any time, and from time to time, amend the Plan in any respect, except that, without the approval of the shareholders of the Company, no amendment may be made that changes the number of shares to be reserved under the Plan (other than as provided in Section 13) or the designation of Subsidiaries whose employees may be offered options under the Plan.

SECTION 18. TERMINATION OF THE PLAN.

     While it is intended that the Plan remain in effect for the term of the Plan, the Board may terminate the Plan at any time in its discretion. Upon termination of the Plan, the Committee shall terminate payroll deductions and, unless the Participant elects to abandon his shares, shall issue and deliver to each Participant certificates for the number of Common Shares paid for in full. A Participant may elect, upon termination of the Plan, to abandon all or any number of the Common Shares then purchasable by and not yet issued to him, provided that a Participant may not retain the right to purchase fewer than 20 Common Shares. The Committee shall refund to the Participant any amount in the Employee Stock Purchase Plan Account contributed by the Participant that exceeds the amount necessary to purchase the number of Common Shares the Participant elects to purchase and not abandon. If the Participant retains no right to purchase Common Shares, the Committee shall refund to the Participant any amount in the Employee Stock Purchase Plan Account contributed by the Participant. Any contributions remaining in the Employee Stock Purchase Plan Account shall be refunded to the Participants making such contributions as soon as administratively practicable after termination of the Plan.

SECTION 19. COMPLIANCE WITH STATUTES AND REGULATIONS.

     The sale and delivery of Common Shares under the Plan shall be in compliance with relevant statutes and regulations of governmental authorities, including state securities laws and regulations, and with the regulations of applicable stock exchanges.

SECTION 20. GOVERNING LAW.

     This Plan and all determinations made hereunder and action taken pursuant hereto shall be governed by the laws of the State of Delaware and construed in accordance therewith.

                                                                 EXHIBIT  B

                            SUCCESS BANCSHARES, INC.

                             1999 STOCK OPTION PLAN

SECTION 1. PURPOSE

     The purpose of the Success Bancshares, Inc. 1999 Stock Option Plan (the "Plan") is to enhance the long-term stockholder value of Success Bancshares, Inc., a Delaware corporation (the "Company"), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its wholly owned subsidiary, Success National Bank, N.A., an Illinois banking corporation ("Subsidiary"), to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its Subsidiary and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

     For purpose of the Plan, the following terms shall be defined as set forth below:

     2.1   BOARD

     "Board" means the Board of Directors of the Company.

     2.2   CAUSE

     "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

     2.3   CODE

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.4   COMMON STOCK

     "Common Stock" means the common stock, no par value, of the Company.

     2.5   CORPORATE TRANSACTION

     "Corporate Transaction" means any of the following events:

          (a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of capital stock of the surviving corporation immediately after the merger);

          (b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary corporation (as the term "subsidiary corporation" is defined in Section 8.3) of the Company; or

          (c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

     Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d) (1) (i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

     2.6   DISABILITY

     "Disability" means "disability" as that term is defined for purposes of
Section 22(e)(3) of the Code.

     2.7   EXCHANGE ACT

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.8   FAIR MARKET VALUE

     The "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or
(b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

     2.9   GRANT DATE

     "Grant Date" means the date the Plan Administrator adopted the granting resolution. If, however, the Plan Administrator designates in a resolution a later date as the date an Option is to be granted, then such later date shall be the "Grant Date."

     2.10   INCENTIVE STOCK OPTION

     "Incentive Stock Option" means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.11   NONQUALIFIED STOCK OPTION

     "Nonqualified Stock Option" means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

     2.12   OPTION

     "Option" means the right to purchase Common Stock granted under Section 7.

     2.13   OPTIONEE

     "Optionee" means (i) the person to whom an Option is granted; (ii) for an Optionee who has died, the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 9; or (iii) person(s) to whom an Option has been transferred in accordance with Section 9.

     2.14   PLAN ADMINISTRATOR

     "Plan Administrator" means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

     2.15   SECURITIES ACT

     "Securities Act" means the Securities Act of 1933, as amended.

SECTION 3. ADMINISTRATION

     3.1   PLAN ADMINISTRATOR

     The Plan shall be administered by the Board or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. If and so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

     3.2   ADMINISTRATION AND INTERPRETATION BY THE PLAN ADMINISTRATOR

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

     4.1   AUTHORIZED NUMBER OF SHARES

     Subject to adjustment from time to time as provided in Section 10.1, a maximum of _________ shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

     4.2   REUSE OF SHARES

     Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise of the Option to the extent it is exercised for shares) shall again be available for issuance in connection with future grants of Options under the Plan; provided, however, that for purposes of Section 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

SECTION 5. ELIGIBILITY

     Options may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiary as the Plan Administrator from time to time selects. Options may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiary.

SECTION 6. AWARDS

     6.1   FORM AND GRANT OF OPTIONS

     The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the Plan. Such awards may consist of Incentive Stock Options and/or Nonqualified Stock Options. Options may be granted singly or in combination.

     6.2   ACQUIRED COMPANY OPTION AWARDS

     Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Options under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Option is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Optionees.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS

     7.1   GRANT OF OPTIONS

     The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

     7.2   OPTION EXERCISE PRICE

     The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options.

     7.3   TERM OF OPTIONS

     The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

     7.4   EXERCISE AND VESTING OF OPTIONS

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall vest and become exercisable, which provisions may be waived or modified by the Plan Administrator at any time (provided, however, that no Option may become exercisable until at least six months from the Grant Date). If not so established in the instrument evidencing the Option, the Option will become exercisable and the shares subject to the Option will vest according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


     Period of Optionee's Continuous
     Employment or Service with the
     Company or Its Subsidiary From
             the Grant Date                Percent of Total Option that is Vested
     -------------------------------       ---------------------------------------
                    After 2 years                          25%
                    After 3 years                          50%
                    After 4 years                          75%
                    After 5 years                         100%


     To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5.

     7.5   PAYMENT OF EXERCISE PRICE

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash or by check or, unless the Plan Administrator in its sole discretion determines otherwise, either at the time the Option is granted or at any time before it is exercised, a combination of cash and/or check (if any) and one or both of the following alternative forms: (a) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) Common Stock already owned by the Optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price or by transferring shares of Common Stock having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgment by the Optionee that the Optionee has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Optionee has directed such broker dealer to transfer such shares; or (b) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board. In addition, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by such other consideration as the Plan Administrator may permit.

     7.6   POST-TERMINATION EXERCISES

     The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if an Optionee ceases to be employed by, or to provide services to, the Company or its Subsidiary, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

     In case of termination of the Optionee's employment or services other than by reason of death or Cause, the Option shall be exercisable, to the extent of the number of shares vested at the date of such termination, only (a) within six months (twelve months for non-employee Directors) of such termination if the termination of the Optionee's employment or services is coincident with Disability or (b) within three months (twelve months for non-employee Directors) after the date the Optionee ceases to be an employee, director, officer, consultant, agent, advisor or independent contractor of the Company or its Subsidiary, but in no event later than the remaining term of the Option. Any Option exercisable at the time of the Optionee's death may be exercised, to the extent of the number of shares vested at the date of the Optionee's death, by the personal representative of the Optionee's estate, the person(s) to whom the Optionee's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 9 at any time or from time to time within six months (twelve months for non-employee Directors) after the date of death, but in no event later than the remaining term of the Option. Any portion of an Option that is not vested on the date of termination of the Optionee's employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In case of termination of the Optionee's employment or services for Cause, the Option shall automatically terminate upon first notification to the Optionee of such termination, unless the Plan Administrator determines otherwise. If an Optionee's employment or services with the Company are suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee's rights under any Option likewise shall be suspended during the period of investigation.

     With respect to employees, unless the Plan Administrator at any time determines otherwise, "termination of the Optionee's employment or services" for purposes of the Plan (including without limitation this Section 7), shall mean any reduction in the Optionee's regular hours of employment to less than thirty
(30) hours per week. A transfer of employment or services between or among the Company and its Subsidiary shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

     To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

     8.1   DOLLAR LIMITATION

     To the extent the aggregate Fair Market Value (determined as of the Grant
Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be subject to delayed exercisability or treated as a Nonqualified Stock Option as set forth by the Plan Administrator in the agreement(s) evidencing the Option. In the event the Optionee holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

     8.2   10% STOCKHOLDERS

     If an individual owns more than 10% of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. The determination of 10% ownership shall be made in accordance with
Section 422 of the Code.

     8.3   ELIGIBLE EMPLOYEES

     Individuals who are not employees of the Company or its subsidiary corporation may not be granted Incentive Stock Options. For purposes of this
Section 8.3, "subsidiary corporation" shall have the meaning attributed to that term in Section 422 of the Code.

     8.4   TERM

     The term of an Incentive Stock Option shall not exceed 10 years.

     8.5   EXERCISABILITY

     To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to total disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Optionee's reemployment rights are guaranteed by statute or contract. For purposes of this
Section 8.5, "total disability" shall mean a mental or physical impairment of the Optionee that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Optionee to be unable, in the opinion of the Company, to perform his or her duties for the Company or its Subsidiary and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company or its Subsidiary has furnished its opinion of total disability to the Plan Administrator.

     8.6   TAXATION OF INCENTIVE STOCK OPTIONS

     In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Optionee must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the Grant Date of the Incentive Stock Option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Plan Administrator may require an Optionee to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

SECTION 9. ASSIGNABILITY

     No Option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the applicable laws of descent and distribution, and, during the Optionee's lifetime, such Option may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by
Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the Option after the Optionee's death; provided, however, that any Option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Option.

SECTION 10. ADJUSTMENTS

     10.1   ADJUSTMENT OF SHARES

     In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, (ii) the maximum number and kind of securities that may be made subject to options to any individual as set forth in Section 4.2, and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     10.2   CORPORATE TRANSACTION

     Except as otherwise provided in the instrument that evidences the Option, in the event of a Corporate Transaction, the Plan Administrator shall determine whether provision will be made in connection with the Corporate Transaction for an appropriate assumption of the Options theretofore granted under the Plan (which assumption may be effected by means of a payment to each Optionee (by the Company or any other person or entity involved in the Corporate Transaction), in exchange for the cancellation of the Options held by such Optionee, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Options and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new options covering stock of a successor corporation to the Company or stock of an affiliate of such successor corporation. If the Plan Administrator determines that such an assumption or substitution will be made, the Plan Administrator shall give notice of such determination to the Optionees, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Options (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Optionees. Any such determination shall be made in the sole discretion of the Plan Administrator and shall be final, conclusive and binding on all Optionees. If the Plan Administrator, in its sole discretion, determines that no such assumption or substitution will be made, each Option that is exercisable but not exercised and each Option that is not exercisable prior to the specified effective date for the Corporate Transaction, shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or an affiliate thereof.

     10.3   FURTHER ADJUSTMENT OF OPTIONS

     Subject to Section 10.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Plan Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

     10.4   LIMITATIONS

     The grant of Options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 11. WITHHOLDING

     The Company may require the Optionee to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant or exercise of any Option. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Optionee to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Option or from any cash amounts otherwise due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also deduct from any Option any other amounts due from the Optionee to the Company or its Subsidiary.

SECTION 12. AMENDMENT AND TERMINATION OF PLAN

     12.1   AMENDMENT OF PLAN

     The Plan may be amended only by the Board in such respects as it shall deem advisable; however, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan, (b) modify the class of persons eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation.

     12.2   TERMINATION OF PLAN

     The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

     12.3   CONSENT OF OPTIONEE

     The amendment or termination of the Plan shall not, without the consent of the Optionee, impair or diminish any rights or obligations under any Option theretofore granted under the Plan.

     Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Optionee, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 13. GENERAL

     13.1   OPTION AGREEMENTS

     Options granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

     13.2   CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN OPTIONS

     None of the Plan, participation in the Plan or any action of the Plan Administrator taken under the Plan shall be construed as giving any person any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of any person.

     13.3   REGISTRATION

     The Company shall be under no obligation to any Optionee to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

     Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the non issuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Optionee's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require such other action or agreement by the Optionee as may from time to time be necessary to comply with the federal and state securities laws.

     13.4   NO RIGHTS AS A STOCKHOLDER

     No Option shall entitle the Optionee to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

     13.5   COMPLIANCE WITH LAWS AND REGULATIONS

     Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Optionees who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Optionees. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

     13.6   NO TRUST OR FUND

     The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Optionee, and no Optionee shall have any rights that are greater than those of a general unsecured creditor of the Company.

     13.7   SEVERABILITY

     If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 14. EFFECTIVE DATE

     The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption. Adopted by the Board on June 24, 1998 and approved by the Company's stockholders on ____________ , 1999.

                    PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS

   Date of Adoption/Amendment                                                     Date of Stockholder
           Adjustment               Section           Effect of Amendment               Approval
   --------------------------       -------           -------------------         -------------------

                                                                        APPENDIX

                            SUCCESS BANCSHARES, INC.
                               One Marriott Drive
                          Lincolnshire, Illinois 60069

                                      PROXY

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 1999.

     The undersigned hereby appoints George M. Ohlhausen and Norman D. Rich, and each of them, as proxies of the undersigned, with full power of substitution, to vote, as specified herein, all shares of Common Stock of Success Bancshares, Inc. (the "Company") owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held on May 26, 1999 and at any postponements or adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

1.   ELECTION OF DIRECTORS
     ___ FOR all nominees listed below   __ WITHHOLD AUTHORITY to vote for all
                                                   nominees listed below

     NOMINEES: Wilbur G. Meinen, Avrom H. Goldfeder and Sherwin Koopmans
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     --------------------------------------------------------------------------
2. PROPOSAL TO APPROVE THE SUCCESS BANCSHARES, INC. 1998 EMPLOYEE STOCK PURCHASE PLAN __ FOR __ AGAINST __ ABSTAIN

3.   PROPOSAL TO APPROVE THE SUCCESS BANCSHARES, INC. 1999 STOCK OPTION PLAN
__ FOR  __ AGAINST  __ ABSTAIN
             (Continued and to be signed and dated on reverse side)





                          (Continued from other side)

4.     IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

     The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions are given, this Proxy will be voted FOR the election as director of all the nominees named above in Proposal 1 and FOR Proposals 2 and 3.

__ Please send an admission ticket for the Annual Meeting. Dated: ________, 1999

                                                          ----------------------
                                                                (Signature)

                                                          ----------------------
                                                                (Signature)
                                                          IMPORTANT: Please sign
                                                          exactly as name
                                                          appears herein. Each
                                                          joint owner should
                                                          sign. Executors.
                                                          administrators,
                                                          trustees and others
                                                          signing in a
                                                          representative
                                                          capacity should give
                                                          full title. If a
                                                          corporation, please
                                                          sign in full corporate
                                                          name by authorized
                                                          officer. If a
                                                          partnership, please
                                                          sign in partnership
                                                          name by authorized
                                                          person.
PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                          (Continued from other side)
4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

     The shares represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder. If no directions are given, this Proxy will be voted FOR the election as director of all the nominees named above in Proposal 1 and FOR proposals 2 and 3.

__ Please send an admission ticket for the Annual Meeting.    Dated: _____, 1999

                                                              ------------------
                                                                  (Signature)

                                                              ------------------
                                                                  (Signature)
                                                              IMPORTANT: Please sign
                                                              exactly as name appears
                                                              herein.  Each joint owner
                                                              should sign.  Executors,
                                                              administrators, Trustees,
                                                              and others signing in a
                                                              representative capacity
                                                              should give full title.
                                                              If a corporation, please
                                                              sign in full corporate name
                                                              by authorized officer.  If
                                                              a partnership, please sign
                                                              in partnership name by
                                                              authorized person.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.